UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INVENTRUST PROPERTIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PETSMART

InvenTrust
Properties

**YOUR VOTE IS IMPORTANT!**

**VOTE** BY **MAY 31, 2017**.

Kroger

R91003-EPR

PETSMART
InvenTrust
Properties
YOUR VOTE IS
IMPORTANT!
VOTE BY MAY 31, 2017.
R91003-EPR

YOUR VOTE IS CRITICAL!

PLEASE VOTE NOW

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Recently, we sent you proxy materials regarding the Annual Meeting of Stockholders that is scheduled for June 1, 2017. Our records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the company to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter how many shares of stock you own. Please vote promptly so your vote can be received prior to the 2017 Annual Meeting of Stockholders.

Inventrust Properties has made it very easy for you to vote. You can fill out and mail in the enclosed proxy card in the envelope provided or, you can choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE	SPEAK WITH A SPECIALIST
To vote online, visit the website http://www.proxyvote.com.	To use your touch-tone phone to place your vote, call this toll-free number:	To speak with a live proxy specialist to answer any proxy-related questions and/or place your vote, call this toll-free number:
Enter the control number that appears on the enclosed proxy card and follow the on-screen prompts to vote.	1-800-690-6903.
	Have the enclosed proxy card with the control number available and follow the touch-tone prompts to vote.	855-723-7813
Monday through Friday 9am – 10pm, Eastern time.

THANK YOU FOR VOTING

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 1, 2017.

INVENTRUST PROPERTIES CORP.

INVENTRUST PROPERTIES CORP. P.O. BOX 219845 KANSAS CITY, MO 64121-9845

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 31, 2017

Date: June 1, 2017 Time: 9:00 AM, CDT

Location:	Hilton Oak Brook Hills Resort
3500 Midwest Road
Oak Brook, Illinois 60523

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 1171

Voting Items

The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors

Nominees:	For	Withhold

1a. J. Michael Borden	☐	☐

1b. Thomas F. Glavin	☐	☐

1c. Thomas P. McGuinness	☐	☐

1d. Scott A. Nelson	☐	☐

1e. Paula J. Saban	☐	☐

1f. Michael A. Stein	☐	☐

1g. Julian E. Whitehurst	☐	☐	For	Against	Abstain

2. Ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017.			☐	☐	☐

NOTE: Proxies will be authorized to vote in their discretion with respect to any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

INVENTRUST PROPERTIES CORP.

Annual Meeting of Stockholders

June 1, 2017 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thomas P. McGuinness, Michael E. Podboy and Christy L. David, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of INVENTRUST PROPERTIES CORP. to be held at 9:00 AM, CDT on June 1, 2017, at Hilton Oak Brook Hills Resort, 3500 Midwest Road, Oak Brook, Illinois 60523, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at such meeting. Each proxy is authorized to vote as directed on the reverse side hereof and otherwise in his or her discretion with respect to any other business as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed herein. If this proxy is properly executed and no such direction is made, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors recommendations.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)